EXHIBIT 10.11


Ophthalmic International                                   Doc # 92-211-00 Rev A

                              Purchase Order Form
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P.O. #00508                                                      Date:  10/15/03
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                        Supplier/Contractor Information
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Contact/Title:  Kirit Gajera
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Company:  Canyon Plastics, Inc.
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Address:  27717 Avenue Scott
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City/State/Zip:  Valencia, CA 91355
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Country:  USA                           Email:
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Phone:  661-257-4293                    Fax:  661-257-1680
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                                Billing Address
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Name:  Ophthalmic International
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Company:
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Address:
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City/State/Zip:
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Country:                                Email:
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Phone:                                  Fax:
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                        Shipping Address (if different)
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Name:
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Company:
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Address:
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City/State/Zip:
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Country:                                Email:
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Phone:                                  Fax:
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Special Instructions:

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Part #    Quantity                Description
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  --       5000     Fix Mold:
           rings
                    Subgate the cavity, increase diameter to take out pin resistence, re-surface the core, EDM burn OD-ID, vent the mold, replace center core, new inj. pattern

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